TCW FUNDS, INC.

TCW Concentrated Large Cap Growth Fund

(Class I: TGCEX; Class I-3: TGCZX; Class N: TGCNX)

TCW Global Real Estate Fund

(Class I: TGREX; Class N: TGRYX)

TCW Relative Value Large Cap Fund

(Class I: TGDIX; Class I-3: TGDZX; Class N: TGDVX)

TCW Relative Value Mid Cap Fund

(Class I: TGVOX; Class N:TGVNX)

TCW Core Fixed Income Fund

(Class I: TGCFX; Class I-3: TGCQX; Class N: TGFNX; Plan Class: TGCPX)

TCW Global Bond Fund

(Class I: TGGBX; Class N: TGGFX)

TCW Securitized Bond Fund

(Class I: TGLMX; Class I-3: TGLZX; Class N: TGMNX; Plan Class: TGLSX)

TCW Emerging Markets Income Fund

(Class I: TGEIX; Class I-3: TGEZX; Class N: TGINX; Plan Class: TGEPX)

TCW Emerging Markets Local Currency Income Fund

(Class I: TGWIX; Class N: TGWNX)

TCW White Oak Emerging Markets Equity Fund

Class I: TWOEX; Class I-3: TWOZX; Class N: TWEMX

TCW Conservative Allocation Fund

(Class I: TGPCX; Class N: TGPNX)

Supplement dated October 2, 2026 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2026, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and any previous supplements. It should be retained and read in conjunction with the Prospectus and SAI, and any previous supplements. The changes below are made as of the date hereof.

The fifth paragraph under the heading “Your Investment—Account Policies and Services—General Policies” in the Prospectus is deleted in its entirety and replaced with the following:

Each Fund also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of a Fund’s assets). Securities used to make an in-kind redemption may be a representative basket of securities, subject to reasonable minimum quantities to allow possible later sale by the shareholder, or a custom basket of securities. If your shares are redeemed in kind, you will incur transaction costs upon disposition of the securities received in the distribution.

The ninth paragraph under the heading “Your Investment—Account Policies and Services—General Policies” in the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, a Fund typically expects to meet redemptions with positive cash flows. When that cash is not available, the Fund seeks to maintain its portfolio weightings by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in trading costs. Under certain circumstances, including under stressed market conditions, there are additional tools that a Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement, within regulatory requirements. Under unusual circumstances, a Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including a joint committed credit facility, or inter-fund borrowing from affiliated mutual funds, in order to meet redemption requests. Payment may be delayed under unusual circumstances, as specified in the 1940 Act.

In some circumstances, a Fund in its discretion may accept large purchase orders from one or more financial institutions that have acknowledged that, upon redemption of their investment in the Fund, they will receive their redemption proceeds in-kind rather than in cash. A Fund’s ability to pay these redemption proceeds in-kind relieves the Fund of the need to sell the securities that are distributed in-kind and incur brokerage and other transaction costs associated with such sales. As with other redemption-in-kind transactions, a Fund would enter into these transactions only when the Advisor determines it to be in the Fund’s best interest to do so, and in accordance with the Fund’s applicable policies on redemptions.

With any redemption in-kind, a shareholder who receives securities through a redemption in-kind and desires to convert them to cash may incur brokerage costs as well as taxes on any capital gains from the sale as with any redemption and other transaction costs in selling the securities. Also, there may be a risk that redemption in-kind activity could negatively impact the market value of the securities distributed in-kind and, in turn, the NAV of any Fund that holds securities that are being distributed in-kind. The Advisor believes that the benefits to a Fund of redemptions in-kind will generally outweigh the risk of any potential negative NAV impact.

These methods may be used during both normal and stressed market conditions.

In addition, the seventh paragraph under the heading “Your Investment—Account Policies and Services—Trading Limits” in the Prospectus is deleted in its entirety and replaced with the following:

These restrictions do not apply to the Fidelity Prime Money Market Portfolio, to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraphs have been applied to the Advisor’s retirement savings program), to involuntary transactions and automatic investment programs, such as dividend reinvestment or transactions pursuant to the Funds’ systematic investment or withdrawal program, or to in-kind transactions by an institutional investor that the Advisor determines are in the Fund’s best interest. Such in-kind transactions can facilitate the efficient management of the Fund and do not implicate the concerns raised by frequent cash redemptions.

Finally, the second paragraph under the heading “DISCLOSURE OF PORTFOLIO INFORMATION—Public Disclosure of Portfolio Holdings” in the SAI is deleted in its entirety and replaced with the following:

In addition, some or all of the Funds may, without additional notice, make certain unaudited information regarding the portfolio composition of the Fund available on the Fund’s website on the first and third Monday of each month, except that in March, June, September and December, disclosure will be made on the first and second Monday. If a scheduled disclosure date falls on a holiday or month-end, disclosure would generally be made on the following business day. Top ten quarter-end holdings lists and other portfolio characteristics at month-end for certain Funds may be posted on the Funds’ website at www.TCW.com.

Please retain this Supplement for future reference.